Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Other Current Liabilities [Abstract]
Statutory liabilities	$ 18,750	$ 16,049
Employee related payables	6,929	6,053
Refund due to customers	34,025	35,970
Deferred income	279	384
Other liabilities (related to Hotel Travel Group) (refer note 14)	4,320	8,680
Other liabilities (related to business combination) (refer note 7 (a))	4,855	5,266
Total	$ 69,158	$ 72,402